Exhibit 99.1

DESKTOP METAL TO ACQUIRE EXONE, CEMENTING
ITS LEADERSHIP IN ADDITIVE MANUFACTURING
FOR MASS PRODUCTION

August 11, 2021

Acquisition Joins Two Additive Manufacturing Pioneers
and Complementary Technology Platforms to Further
Accelerate the Adoption of Additive Manufacturing 2.0

BOSTON, MA and NORTH HUNTINGDON, PA – Desktop Metal, Inc. (NYSE: DM) (“Desktop Metal”) and The ExOne Company (NASDAQ: XONE) (“ExOne”) announced today they have entered into a definitive agreement pursuant to which Desktop Metal will acquire all of the issued and outstanding shares of ExOne common stock. Under the terms of the agreement, ExOne shareholders will receive $8.50 in cash and $17.00 in shares of Desktop Metal common stock for each share of ExOne common stock, for a total consideration of $25.50 per share, representing a transaction value of $575 million, subject to a collar mechanism as described below and implying a 47.6% premium to the closing price of ExOne’s common stock on August 11, 2021 and a 43.9% premium based on the 30-day average closing price of ExOne common stock. The transaction value also implies an acquisition multiple of 6.4x 2021 consensus revenue estimates for ExOne.

“We are thrilled to bring ExOne into the DM family to create the leading additive manufacturing portfolio for mass production,” said Ric Fulop, Founder and CEO of Desktop Metal. “We believe this acquisition will provide customers with more choice as we leverage our complementary technologies and go-to-market efforts to drive continued growth. This transaction is a big step in delivering on our vision of accelerating the adoption of additive manufacturing 2.0.”

“We are excited to join forces with Desktop Metal to deliver a more sustainable future through our shared vision of additive manufacturing at high production volumes,” said John Hartner, CEO of ExOne. “We believe our complementary platforms will better serve customers, accelerate adoption of green technologies, and drive increased shareholder value. Most importantly, our technologies will help drive important innovations at meaningful production volumes that can improve the world.”

More and more businesses turning to additive manufacturing expect solutions that address all of their requirements across speed, cost, resolution, and part size. The acquisition of ExOne extends Desktop Metal’s product platforms with complementary solutions to create a comprehensive portfolio combining throughput, flexibility, and materials breadth while allowing customers to optimize production based on their specific application needs. By combining ExOne’s direct sales force with Desktop Metal’s global distribution network of over 200 channel partners, the combined company will enable broader access to additive manufacturing solutions for businesses of all sizes while delivering increased materials innovation to provide customers with more choice and drive new application discovery.

“Today is a game-changing moment for the additive manufacturing community,” said Kent Rockwell, Chairman of ExOne. “I see incredible opportunity for our customers in working with Desktop Metal and look forward to supporting this new and combined business.”

Transaction Details:

Under the terms of the agreement, at closing, ExOne stockholders will receive total consideration of $575 million, consisting of $192 million in cash consideration and $383 million in share consideration of Desktop Metal common stock, subject to a collar mechanism on the share consideration component described below.

The share consideration component is subject to an exchange ratio adjustment if Desktop Metal’s 20-day volume weighted average price (VWAP) 3 days prior to closing is between $7.94 and $9.70. If the 20-day VWAP exceeds the higher end of that range, the exchange ratio will be fixed at 1.7522 per share, and if the 20-day VWAP goes below the lower end of that range, the exchange ratio will be fixed at 2.1416 per share. The final number of Desktop Metal shares estimated to be issued on a fully diluted basis will range between approximately 39.5 million and 48.3 million shares at closing. Upon closing of the transaction, current Desktop Metal shareholders will own between 85 and 88% and current ExOne shareholders are expected to own between 12 and 15% of the combined company, respectively.

Kent Rockwell, ExOne’s Chairman of the Board of Directors and largest shareholder has entered into a Support Agreement in which he will vote his 4.2 million shares in favor of the transaction.

The transaction, which has been unanimously approved by the Board of Directors of ExOne, is expected to close in the fourth quarter of 2021, subject to the approval of ExOne shareholders and satisfaction of customary closing conditions, including applicable regulatory approvals.

Credit Suisse Securities (USA) LLC is acting as exclusive financial advisor and Latham & Watkins is acting as legal advisor to Desktop Metal. Stifel is acting as exclusive financial advisor and McGuireWoods LLP is acting as legal advisor to ExOne.

More information about this transaction is available in the presentation at the Events & Presentations section of Desktop Metal’s IR site at https://ir.desktopmetal.com and on ExOne’s website at www.investor.exone.com.

Conference Call Information:

Desktop Metal will host a conference call with ExOne at 4:30 p.m. EST today to discuss the transaction, following discussion of each company’s second quarter 2021 financial results. Participants may access the call at 1-877-300-8521, international callers may use 1-412-317-6026, and request to join the Desktop Metal conference call. A simultaneous webcast of the conference call and the accompanying presentation may be accessed online from a link in the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies.

For more information, visit www.desktopmetal.com.

About ExOne:

ExOne is the pioneer and global leader in binder jet 3D printing technology. Since 1995, we’ve been on a mission to deliver powerful 3D printers that solve our customers’ toughest problems and enable world-changing innovations. Our 3D printing systems quickly transform powder materials — including metals, ceramics, composites and sand — into precision parts, metalcasting molds and cores, and innovative tooling solutions. Industrial customers use our technology to save time and money, reduce waste, increase their manufacturing flexibility, and deliver designs and products that were once impossible. As home to the world’s leading team of binder jetting experts, ExOne also provides specialized 3D printing services, including on-demand production of mission-critical parts, as well as engineering and design consulting. Learn more about ExOne at www.exone.com or on Twitter at @ExOneCo.

Cautionary Note Regarding Forward Looking Statements:

This press release relates to a proposed business combination transaction between Desktop Metal and ExOne.  This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release, including statements regarding the anticipated benefits of the proposed transaction, anticipated impact of the proposed transaction on Desktop Metal’s and ExOne’s future results of operations and financial position, the amount and timing of synergies from the proposed transaction, the anticipated closing date, and other aspects of Desktop Metal’s and ExOne’s operations or results, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. Each of Desktop Metal and ExOne has based these forward-looking statements on current information and their respective management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this press release and are subject to a number risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on Desktop Metal’s and ExOne’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of Desktop Metal or ExOne to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of Desktop Metal and ExOne to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to Desktop Metal’s business if the transaction is not consummated; successful integration of Desktop Metal’s and ExOne’s businesses and realization of synergies and benefits; the ability of Desktop Metal to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction.  A more fulsome discussion of the risks related to the proposed transaction will be included in the proxy statement/prospectus. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this press release of Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by Desktop Metal in connection with the transaction, the Form 10-Q filed with the SEC on August 11, 2021 and such other reports as Desktop Metal has filed or may file with the SEC from time to time.  For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to ExOne’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be considered representative, no such list should be considered to be a complete statement of all risks and uncertainties.  Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Except as required by applicable law, neither Desktop Metal nor ExOne will update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

No Offer or Solicitation:

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It:

In connection with the proposed transaction, Desktop Metal intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of ExOne and a prospectus with respect to shares of Desktop Metal’s common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF DESKTOP METAL AND EXONE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement/prospectus will be mailed to stockholders of ExOne in connection with meeting to be held to request approval of the proposed transaction.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Desktop Metal at its website, ir.desktopmetal.com, or from ExOne at its website, investor.exone.com.

Participants in the Solicitation:

Desktop Metal, ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Desktop Metal’s participants is set forth in the proxy statement, filed June 17, 2021, for Desktop Metal’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K.  Information concerning ExOne’s participants is set forth in the proxy statement, filed April 1, 2021, for ExOne’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Desktop Metal Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

Desktop Metal Media Relations:

Lynda McKinney

(978) 224-1282

lyndamckinney@desktopmetal.com

ExOne Investor Relations:

Monica Gould

(212) 871-3927

Investor.relations@exone.com

ExOne Media Relations:

Sarah Webster

(724) 516-2336

sarah.webster@exone.com